UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

ORGANICELL REGENERATIVE MEDICINE, INC.

(Name of Registrant as Specified in its Charter)

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ORGANICELL REGENERATIVE MEDICINE, INC.

4045 Sheridan Ave, Suite 239

Miami, Florida  33140

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

The purpose of this letter is to inform you that on May 19, 2020, the holders of a majority of the shares of issued and outstanding common stock, par value $0.001 (the “Majority Shareholders”) of Organicell Regenerative Medicine, Inc., a Nevada corporation (“we,” “us” or the “Company”), pursuant to a written consent in lieu of a meeting in accordance with the Nevada Revised Statutes (“NRS”), approved, authorized and adopted an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 750,000,000 to 1,500,000,000. The aforementioned increase in the number of authorized shares of common stock and related amendment to the Articles of Incorporation was previously approved by the Company’s board of directors at a meeting held on May 18, 2020.

The amendment to our Articles of Incorporation will be in the form annexed as Exhibit A to this Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Shareholders pursuant to the NRS. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our shareholders, at which time we will file the amendment to our Articles of Incorporation with the Nevada Secretary of State.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders.  It describes the corporate actions taken in detail.

Sincerely,

/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer

Dated: June __, 2020

This Information Statement is dated May __, 2020 and is first being mailed to shareholders of record of Organicell Regenerative Medicine, Inc. on or about June__, 2020.

ORGANICELL REGENERATIVE MEDICINE, INC.

4045 Sheridan Ave, Suite 239

Miami, Florida  33140

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR ACTION OF THE COMPANY’S SHAREHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to shareholders of Organicell Regenerative Medicine, Inc., a Nevada corporation (“we,” “us” or the “Company”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada Revised Statutes (“NRS”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the NRS are afforded to our shareholders as a result of the corporate action described in this Information Statement. The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on May 22, 2020 (the “Record Date”).

OUTSTANDING COMMON STOCK

As of the Record Date, we had issued and outstanding 712,973,613 shares of common stock, par value $0.001 per share, such shares constituting all of the Company’s issued and outstanding common stock.

The NRS permits the holders of a majority of the shares of our outstanding common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the shareholders of the Company. On May 19, 2020 the holders of a majority of the Company’s shares of issued and outstanding common stock, par value $0.001 (the “Majority Shareholders”), consented in writing to the matter described herein and our board of directors previously approved such corporate action at a meeting held on May 18, 2020. The Majority Shareholders beneficially own an aggregate of 358,630,190 shares of our common stock, representing approximately 50.3% of the total shares of common stock entitled to vote on the matter set forth herein.

CORPORATE ACTIONS

The corporate action described in this Information Statement will not afford shareholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

On May 19, 2020, the Majority Shareholders, pursuant to a written consent in lieu of a meeting, approved, authorized and adopted an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of our common stock from 750,000,000 to 1,500,000,000. Our board of directors previously approved, authorized and adopted such amendment increasing the company’s authorized shares of common stock at a meeting held on May 18, 2020.

We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 22, 2020, by (i) each shareholder known by us to be the beneficial owner of more than 5% of our outstanding voting capital stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our capital stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

The percentages below are calculated based on 712,973,613 shares of common stock outstanding as of May 22, 2020. Except as noted, the business address of the persons listed below is c/o Organicell Regenerative Medicine, Inc. at 4045 Sheridan Ave., #239, Miami Beach, FL 33140.

NAME	TITLE	SHARES OF COMMON STOCK	PERCENTAGE (1)
Officer and Directors:
Albert Mitrani (3)	Acting Chief Executive Officer, President and Director	143,955,190	20.19%
Maria Mitrani (4)	Chief Science Officer and Director	143,955,190	20.19%
Ian Bothwell (5)	Chief Financial Officer and Director	85,800,000	11.91%
George Shapiro	Chief Medical Officer and Director	35,500,000	4.98%
Michael Carbonara (2)	Director	45,000,000	6.31%
Allen Meglin	Director	8,875,000	1.24%

All officers and directors as a group (6 persons) (6)	--	319,130,190	44.29%

5% or greater shareholders: (7)
Management and Business Associates Inc. (8)	--	215,425,073	30.22%

(1)	Based on 712,973,613 shares of common stock outstanding as of May 22, 2020.
(2)	Held indirectly by Republic Asset Holdings LLC, an entity of which Michael Carbonara has voting and dispositive control. 102 NE 2nd Street, Boca Raton, FL 33432.
(3)	Includes 46,850,000 shares of common stock held by Maria Mitrani, Albert Mitrani’s wife.
(4)	Includes 97,105,190 shares of common stock held by Albert Mitrani, Maria Mitrani’s husband.
(5)	Includes 7,500,000 shares of common stock issuable upon the exercise of common stock purchase warrants.
(6)	Includes 7,500,000 shares of common stock issuable upon the exercise of common stock purchase warrants.
(7)	The Company has not received any filings by a third party indicating beneficial ownership of more than 5% of our outstanding voting capital stock that are not listed herein.
(8)	Mr. Manuel Iglesias, a former officer and director of the Company, is the principal of Management Business and Associates Inc. with sole authority to vote the common stock held. The address for this shareholder is 2060 Dartmouth Ave. N, St. Petersburg, Fl 33713.

2

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED COMMON STOCK

The amendment to our Articles of Incorporation approved, authorized and adopted by our board of directors and the Majority Shareholders increases the number of shares of common stock which the Company is authorized to issue from 750,000,000 to 1,500,000,000 shares.

As of the Record Date, we have 712,973,613 shares of common stock issued and outstanding and 86,000,000 shares, 17,650,000 shares and 7,500,000 shares required to be reserved for contingent future issuances under the Company’s Management And Consultants Performance Stock Plan, incentives offered as additional compensation in connection with the respective agreements with various employees of the Company and shares of common stock issuable upon the exercise of common stock purchase warrants, respectively. In addition, the Company previously approved the adoption of its 2020 Stock Incentive Plan and may be required in the future to convert any unpaid salary owed to the executives of the Company into common stock of the Company.

In addition to the above, the Company may effect additional public offerings and private sales of its securities in order to generate additional capital for expanding its business and will require additional authorized shares of common stock to do so. Without the increase in the number of authorized shares of our common stock, we may be unable to do so and accordingly, will be hindered in expanding or operating our business. We do not have any definitive plans, proposals, commitments or agreements to conduct any such public or private offerings at the present time.

The authorized shares of common stock will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of the OTC Markets or any other stock exchange or national securities association trading system on which our common stock is then listed or traded. Upon issuance, such shares will have the same rights as the shares of the Company’s common stock presently outstanding. Holders of our common stock have no preemptive rights and do not have cumulative voting rights.

The issuance of additional shares of the Company’s common stock could have a dilutive effect on earnings per share for persons who do not purchase additional shares to maintain their prorated interest in the Company. The Company’s common stock could also be issued to existing shareholders as a dividend or privately placed with purchasers who might side with our board of directors in imposing a takeover bid, thus, discouraging such a bid.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties.  Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry.  Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements.  The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.  The Company believes that such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors.  Words such as “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets” or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

3

SHAREHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the shareholders to approve the action set forth herein is authorized by the NRS, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS’ RIGHTS

The NRS does not provide for dissenter’s rights in connection with the action proposed in this Information Statement.

INTEREST OF CERTAIN PERSONS IN THE AMENDMENT

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the corporate action set forth herein which is not shared by all other holders of the shares of common stock.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act we file periodic reports and other documents with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other documents may be inspected at the Securities and Exchange Commission’s website at www.sec.gov.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

4

Exhibit A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation: Organicell Regenerative Medicine Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to increase the authorized common stock of the Corporation to One Billion Five Hundred Million (1,500,000,000) shares, par value $0.001 per share. There is no change to the par value of the common stock or the authorized number or par value of the Preferred Stock.

3.	The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51%

4.	Effective date and time of filing: June ____, 2020

Signature: (required)

/s/ Ian Bothwell

Signature of Officer

A-1